Exhibit 2.1

FRANCISCO V. AGUILAR
Secretary of State

GABRIEL DI CHIARA
Chief Deputy

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

[redacted]

Work Order #: W2023012000599
[redacted]
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 135732

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Business Entity Filed Documents	Fees	20232893432	[redacted]	[redacted]	1	[redacted]	[redacted]
Total							[redacted]

Payments

Type	Description	Payment Status	Amount
Credit Card	6742381175926841703282	Success	[redacted]
Total			[redacted]

Credit Balance: $0.00

ERIC NEWLAN
800 PARKER SQUARE SUITE 205
FLOWER MOUND, TX 75028, USA

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E0325382012-4
	Filing Number 20200478477
	Filed On 02/12/2020 15:04:55 PM
	Number of Pages 5

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation

☐ Certificate of Amendment to Designation - Before Issuance of Class or Series

☑ Certificate of Amendment to Designation - After Issuance of Class or Series

☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: INNERSCOPE HEARING TECHNOLOGIES, INC. Entity or Nevada Business Identification Number (NVID): NV20121380584
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 02/12/2020 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series B Preferred Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☑ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Barry Hollander Signature of Officer Date: 02/12/2020

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200478477
Secretary of State State Of Nevada	Filed On 02/12/2020 15:04:55 PM
	Number of Pages 5

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF SERIES B PREFERRED STOCK OF INNERSCOPE HEARING TECHNOLOGIES, INC.

Pursuant to Section 78.1995 of the
Nevada Revised Statutes

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Series B Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Series B Preferred Stock on the following terms and with the provisions herein set forth:

(1). Designation and Number of Shares. Of the 25,000,000 shares of preferred stock, $0.0001 par value per share ("***Preferred Stock***"), authorized pursuant to Article IV of the Articles of Incorporation, 1,800,000 shares are hereby designated as Series B Preferred Stock, par value $0.0001 per share (the "***Series B Preferred Stock***").

(2). Conversion.

(a) Conversion. If at least one share of Series B Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series B Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of common shares that the total number of issued and outstanding Series C and Series D Preferred Stocks would be convertible into at the time of conversion.

(b) Each individual share of Series B Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of conversion + the total number of common shares that the total number of issued and outstanding Series C and Series D Preferred Stocks would be convertible into at the time of conversion}]

divided by:

[the number of shares of Series B Preferred Stock issued and outstanding at the time of conversion]

(3) Voting Rights

(a) For matters in which Nevada law restricts voting only to those shares of this series of Preferred Stock, or only to the shares of the Preferred Stock class as a whole, each share of Series B Preferred Stock shall have one million (1,000,000) votes.

(b) For all other matters in which shares of Series B Preferred Stock are legally allowed to vote, the voting rights are as follows:

i. If at least one share of Series B Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series B Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series C and Series D Preferred Stocks which are issued and outstanding at the time of voting.

ii. Each individual share of Series B Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series C and Series D Preferred Stocks issued and outstanding at time of voting}]

divided by:

the number of shares of Series B Preferred Stock issued and outstanding at the time of voting.

(4) Dividends.

The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion, except that, upon any declaration of a dividend, eighty percent (80%) of the total aggregate value of the dividend shall be distributed to the holders of the Series B Preferred Stock, with each holder receiving their respective pro rata share of such amount.

(5) Liquidation Rights.

Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any other series or class of stock, eighty percent (80%) of the assets of the Corporation, or liquidated value thereof, which remain after any legally obligated payments are made by the Corporation, shall be distributed to the holders of the Series B Preferred Stock, with each

holder receiving their respective pro rata share of such assets, or liquidated value thereof.

(6). No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series B Preferred Stock against impairment.

(7). Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Corporation shall mail to each holder of Series B Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(8). Notices. Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Series B Preferred Stock of the Company, to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

(9). Severability. If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

(10). Modification: Amendment or Waiver. The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series B Preferred Stock, voting as a separate class. Any right or preference of the Series B Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series B Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 10, each share of Series B Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Amended and Restated Certificate of Designation to be duly executed in its corporate name on this 10th day of February, 2020.

InnerScope Hearing Technologies, Inc.

By: ______________________

Print Name: Matthew Moore

Title: CEO

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200476709
Secretary of State State Of Nevada	Filed On 02/12/2020 05:15:35 AM
	Number of Pages 5

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☑ Certificate of Designation

☐ Certificate of Amendment to Designation - Before Issuance of Class or Series

☐ Certificate of Amendment to Designation - After Issuance of Class or Series

☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: INNERSCOPE HEARING TECHNOLOGIES, INC. Entity or Nevada Business Identification Number (NVID): NV20121380584
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 02/12/2020 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series G Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Barry Hollander Signature of Officer Date: 02/12/2020

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200476709
Secretary of State State Of Nevada	Filed On 02/12/2020 05:15:35 AM
	Number of Pages 5

CERTIFICATE OF DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF SERIES G PREFERRED STOCK OF INNERSCOPE HEARING TECHNOLOGIES, INC.

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Series G Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Series G Preferred Stock on the following terms and with the provisions herein set forth:

1 DESIGNATION.

Two hundred fifty thousand (250,000) shares of Series G Preferred Stock, par value $0.0001 per share, are authorized (the "Series G Preferred Stock").

2 ISSUANCE AND PRICE.

Shares of Series G Preferred Stock may only be issued to the former shareholders of one corporation, limited liability company or other company or business entity that is being acquired by the Corporation (the "Acquired Company"), or to other persons or entities specifically listed in the agreement to acquire the Acquired Company which is the subject of this Preferred Series, which agreement shall have been ratified by a majority of the Board of Directors at a meeting, special meeting or written consent to action without meeting ("Acquisition Agreement"). The price of each share of Series G Preferred Stock shall be set, and can be changed, by the Board of Directors by majority vote through a resolution either through ratification of the Acquisition Agreement, or at a meeting of the Board or an action without meeting of the board, until such time as a listed secondary and/or listed public market develops for the shares of Series G Preferred Stock.

3 CONVERSION RIGHTS.

Shares of Series G Preferred Stock shall have conversion rights as delineated by the terms of the Acquisition Agreement.

4 DIVIDENDS.

The holders of Series G Preferred Stock shall be entitled to receive dividends as delineated by the terms of the Acquisition Agreement.

5 VOTING RIGHTS.

(a) For all matters involving the corporate structure or disposition of the Acquired Company, the voting rights are as follows:

i. If at least one share of Series G Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series G Preferred Stock at any given time, regardless of their number, shall have voting rights equal to eighty percent (80%) of the voting rights of the entire Corporation.

ii. Each share of Series G Preferred Stock which is issued and outstanding shall have the voting rights equal to eighty percent (80%) of the voting rights of the entire Corporation, divided by the number of shares of Series G Preferred Stock issued and outstanding at the time of voting.

(b) For all matters not involving the corporate structure or disposition of the Acquired Company, the voting rights are as follows:

i. For matters in which Nevada law requires that the shares of this Series have the right to vote, each share of Series G Preferred Stock shall have one (1) vote.

ii. For all other matters in which shares of Series G Preferred Stock are legally permitted, but not required, to vote, the shares of Series G Preferred Stock shall have no voting rights.

(c) For purposes of these Articles of Incorporation, "corporate structure or disposition" shall be considered to include matters involving whether the Acquired Company will have any additional parents or any subsidiaries, the share structure of the Acquired Company, whether and to whom the Acquired Company will be spun off, split off, or its assets sold; and may or may not be considered to include general operational or business matters, including direction or focus of business or marketing issues, as determined by the Acquisition Agreement; and shall be further defined by the terms of the Acquisition Agreement. As such, the term "corporate structure or disposition" may have a different meaning for each Series of preferred stock.

6 LIQUIDATION RIGHTS.

(a) Upon any liquidation, dissolution or winding up of the Acquired Company, whether voluntary or involuntary, holders of the Series G Preferred Stock shall

receive such distributions as stipulated and delineated by the terms of the Acquisition Agreement, as ratified by a majority of the Board of Directors at a meeting, special meeting or written consent to action without meeting, or if none specified in the Acquisition Agreement, shall receive 80% of any and all such distributions resulting from any such liquidation, dissolution or winding up.

(b) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of the Series G Preferred Stock shall receive such distributions as determined by the Acquisition Agreement, or if none determined in the Acquisition Agreement, then as determined by majority vote of the Board of Directors.

7 NOTICES OF RECORD DATE.

Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Series G Preferred Stock of the Company, to be given to the holders of shares of Series G Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

8 SEVERABILITY.

If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

9 MODIFICATION AMENDMENT OR WAIVER.

The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series G Preferred Stock, voting as a separate class. Any right or preference of the Series G Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series G Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 9, each share of Series G Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this 10th day of February, 2020.

InnerScope Hearing Technologies, Inc.

By: ______________________________

Print Name: Matthew Moore

Title: CEO

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E0325382012-4
	Filing Number 20200476708
	Filed On 02/12/2020 05:10:33 AM
	Number of Pages 5

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☑ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: **INNERSCOPE HEARING TECHNOLOGIES, INC.** Entity or Nevada Business Identification Number (NVID): NV20121380584
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 02/12/2020 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: **Series F Preferred Stock**
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Barry Hollander Signature of Officer Date: 02/12/2020

This form must be accompanied by appropriate fees.

Filed in the Office of
Barbara K. Cegavske
Secretary of State
State Of Nevada

Business Number
E0325382012-4
Filing Number
20200476708
Filed On
02/12/2020 05:10:33 AM
Number of Pages
5

CERTIFICATE OF DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF SERIES F PREFERRED STOCK OF INNERSCOPE HEARING TECHNOLOGIES, INC.

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Series F Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Series F Preferred Stock on the following terms and with the provisions herein set forth:

1 DESIGNATION.

Two hundred fifty thousand (250,000) shares of Series F Preferred Stock, par value $0.0001 per share, are authorized (the "Series F Preferred Stock").

2 ISSUANCE AND PRICE.

Shares of Series F Preferred Stock may only be issued to the former shareholders of one corporation, limited liability company or other company or business entity that is being acquired by the Corporation (the "Acquired Company"), or to other persons or entities specifically listed in the agreement to acquire the Acquired Company which is the subject of this Preferred Series, which agreement shall have been ratified by a majority of the Board of Directors at a meeting, special meeting or written consent to action without meeting ("Acquisition Agreement"). The price of each share of Series F Preferred Stock shall be set, and can be changed, by the Board of Directors by majority vote through a resolution either through ratification of the Acquisition Agreement, or at a meeting of the Board or an action without meeting of the board, until such time as a listed secondary and/or listed public market develops for the shares of Series F Preferred Stock.

3 CONVERSION RIGHTS.

Shares of Series F Preferred Stock shall have conversion rights as delineated by the terms of the Acquisition Agreement.

4 DIVIDENDS.

The holders of Series F Preferred Stock shall be entitled to receive dividends as delineated by the terms of the Acquisition Agreement.

5 VOTING RIGHTS.

(a) For all matters involving the corporate structure or disposition of the Acquired Company, the voting rights are as follows:

i. If at least one share of Series F Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series F Preferred Stock at any given time, regardless of their number, shall have voting rights equal to eighty percent (80%) of the voting rights of the entire Corporation.

ii. Each share of Series F Preferred Stock which is issued and outstanding shall have the voting rights equal to eighty percent (80%) of the voting rights of the entire Corporation, divided by the number of shares of Series F Preferred Stock issued and outstanding at the time of voting.

(b) For all matters not involving the corporate structure or disposition of the Acquired Company, the voting rights are as follows:

i. For matters in which Nevada law requires that the shares of this Series have the right to vote, each share of Series F Preferred Stock shall have one (1) vote.

ii. For all other matters in which shares of Series F Preferred Stock are legally permitted, but not required, to vote, the shares of Series F Preferred Stock shall have no voting rights.

(c) For purposes of these Articles of Incorporation, "corporate structure or disposition" shall be considered to include matters involving whether the Acquired Company will have any additional parents or any subsidiaries, the share structure of the Acquired Company, whether and to whom the Acquired Company will be spun off, split off, or its assets sold; and may or may not be considered to include general operational or business matters, including direction or focus of business or marketing issues, as determined by the Acquisition Agreement; and shall be further defined by the terms of the Acquisition Agreement. As such, the term "corporate structure or disposition" may have a different meaning for each Series of preferred stock.

6 LIQUIDATION RIGHTS.

(a) Upon any liquidation, dissolution or winding up of the Acquired Company, whether voluntary or involuntary, holders of the Series F Preferred Stock shall

receive such distributions as stipulated and delineated by the terms of the Acquisition Agreement, as ratified by a majority of the Board of Directors at a meeting, special meeting or written consent to action without meeting, or if none specified in the Acquisition Agreement, shall receive 80% of any and all such distributions resulting from any such liquidation, dissolution or winding up.

(b) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of the Series F Preferred Stock shall receive such distributions as determined by the Acquisition Agreement, or if none determined in the Acquisition Agreement, then as determined by majority vote of the Board of Directors.

7 NOTICES OF RECORD DATE.

Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Series F Preferred Stock of the Company, to be given to the holders of shares of Series F Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

8 SEVERABILITY.

If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

9 MODIFICATION AMENDMENT OR WAIVER.

The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series F Preferred Stock, voting as a separate class. Any right or preference of the Series F Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series F Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 9, each share of Series F Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this 10th day of February, 2020.

InnerScope Hearing Technologies, Inc.

By: ____________________

Print Name: Matthew Moore

Title: CEO

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200476706
Secretary of State	Filed On 02/12/2020 05:03:31 AM
State Of Nevada	Number of Pages 5

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☑ **Certificate of Designation**

☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**

☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**

☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: **INNERSCOPE HEARING TECHNOLOGIES, INC.** Entity or Nevada Business Identification Number (NVID): NV20121380584
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 02/12/2020 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: **Series E Preferred Stock**
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Barry Hollander Signature of Officer Date: 02/12/2020

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200476706
Secretary of State State Of Nevada	Filed On 02/12/2020 05:03:31 AM
	Number of Pages 5

CERTIFICATE OF DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF SERIES E PREFERRED STOCK OF INNERSCOPE HEARING TECHNOLOGIES, INC.

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Series E Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Series E Preferred Stock on the following terms and with the provisions herein set forth:

1 DESIGNATION.

Two hundred fifty thousand (250,000) shares of Series E Preferred Stock, par value $0.0001 per share, are authorized (the "Series E Preferred Stock").

2 ISSUANCE AND PRICE.

Shares of Series E Preferred Stock may only be issued to the former shareholders of one corporation, limited liability company or other company or business entity that is being acquired by the Corporation (the "Acquired Company"), or to other persons or entities specifically listed in the agreement to acquire the Acquired Company which is the subject of this Preferred Series, which agreement shall have been ratified by a majority of the Board of Directors at a meeting, special meeting or written consent to action without meeting ("Acquisition Agreement"). The price of each share of Series E Preferred Stock shall be set, and can be changed, by the Board of Directors by majority vote through a resolution either through ratification of the Acquisition Agreement, or at a meeting of the Board or an action without meeting of the board, until such time as a listed secondary and/or listed public market develops for the shares of Series E Preferred Stock.

3 CONVERSION RIGHTS.

Shares of Series E Preferred Stock shall have conversion rights as delineated by the terms of the Acquisition Agreement.

4 DIVIDENDS.

The holders of Series E Preferred Stock shall be entitled to receive dividends as delineated by the terms of the Acquisition Agreement.

5 VOTING RIGHTS.

(a) For all matters involving the corporate structure or disposition of the Acquired Company, the voting rights are as follows:

i. If at least one share of Series E Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series E Preferred Stock at any given time, regardless of their number, shall have voting rights equal to eighty percent (80%) of the voting rights of the entire Corporation.

ii. Each share of Series E Preferred Stock which is issued and outstanding shall have the voting rights equal to eighty percent (80%) of the voting rights of the entire Corporation, divided by the number of shares of Series E Preferred Stock issued and outstanding at the time of voting.

(b) For all matters not involving the corporate structure or disposition of the Acquired Company, the voting rights are as follows:

i. For matters in which Nevada law requires that the shares of this Series have the right to vote, each share of Series E Preferred Stock shall have one (1) vote.

ii. For all other matters in which shares of Series E Preferred Stock are legally permitted, but not required, to vote, the shares of Series E Preferred Stock shall have no voting rights.

(c) For purposes of these Articles of Incorporation, "corporate structure or disposition" shall be considered to include matters involving whether the Acquired Company will have any additional parents or any subsidiaries, the share structure of the Acquired Company, whether and to whom the Acquired Company will be spun off, split off, or its assets sold; and may or may not be considered to include general operational or business matters, including direction or focus of business or marketing issues, as determined by the Acquisition Agreement; and shall be further defined by the terms of the Acquisition Agreement. As such, the term "corporate structure or disposition" may have a different meaning for each Series of preferred stock.

6 LIQUIDATION RIGHTS.

(a) Upon any liquidation, dissolution or winding up of the Acquired Company, whether voluntary or involuntary, holders of the Series E Preferred Stock shall

receive such distributions as stipulated and delineated by the terms of the Acquisition Agreement, as ratified by a majority of the Board of Directors at a meeting, special meeting or written consent to action without meeting, or if none specified in the Acquisition Agreement, shall receive 80% of any and all such distributions resulting from any such liquidation, dissolution or winding up.

(b) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of the Series E Preferred Stock shall receive such distributions as determined by the Acquisition Agreement, or if none determined in the Acquisition Agreement, then as determined by majority vote of the Board of Directors.

7 NOTICES OF RECORD DATE.

Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Series E Preferred Stock of the Company, to be given to the holders of shares of Series E Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

8 SEVERABILITY.

If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

9 MODIFICATION AMENDMENT OR WAIVER.

The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series E Preferred Stock, voting as a separate class. Any right or preference of the Series E Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series E Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 9, each share of Series E Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this 10th day of February, 2020.

InnerScope Hearing Technologies, Inc.

By: ______________________________

Print Name: Matthew Moore

Title: CEO

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E0325382012-4
	Filing Number 20200476705
	Filed On 02/12/2020 04:55:35 AM
	Number of Pages 6

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☑ Certificate of Designation

☐ Certificate of Amendment to Designation - Before Issuance of Class or Series

☐ Certificate of Amendment to Designation - After Issuance of Class or Series

☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: INNERSCOPE HEARING TECHNOLOGIES, INC. Entity or Nevada Business Identification Number (NVID): NV20121380584
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 02/12/2020 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series D Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Barry Hollander Signature of Officer Date: 02/12/2020

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200476705
Secretary of State State Of Nevada	Filed On 02/12/2020 04:55:35 AM
	Number of Pages 6

CERTIFICATE OF DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF SERIES D PREFERRED STOCK OF INNERSCOPE HEARING TECHNOLOGIES, INC.

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Series D Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Series D Preferred Stock on the following terms and with the provisions herein set forth:

1 DESIGNATION.

Five million (5,000,000) shares of Series D Preferred Stock, par value $0.0001 per share, are authorized pursuant to this Certificate of Designations (the "Series D Preferred Stock").

2 PRICE.

The price of each share of Series D Preferred Stock shall be set by the Board of Directors at a meeting or through an action without meeting, and may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed by a majority Board vote at an Action Without Meeting of the Board, until such time as a listed secondary and/or listed public market develops for the shares of Series D Preferred Stock.

3 CONVERSION RIGHTS.

(a) The conversion rights are derived from this principle: Each share of Series D Preferred Stock is to be convertible into the number of shares of the Common Stock that together have a market value of precisely two times (200%) the maximum price any investor paid for a single share of Series D Preferred Stock as set by the Board of Directors per Section 2 above (referred to as the "Maximum Price"). For example, if the Maximum Price an investor paid is $1.00 for one share of Series D Preferred Stock, then any investor upon conversion would receive $2.00 worth of Common Stock. The Maximum Price is only valid for any particular investor at the time of the investor's conversion and may not be calculated retroactively, if the Maximum Price increases after an investor has completed a

conversion.

The exact number of common shares issued as a result of the conversion would depend on the market price of the common stock (as described more precisely in paragraph (b) below) but the total market value of the common shares would always be equal to two times (200%) the Maximum Price.

(b) Based on the principle described in paragraph (a) above, the conversion formula is as follows:

Each share of Series D Preferred Stock shall be convertible, at any time at the sole election of the holder, into the number of shares of the Common Stock that together are equal to 200% of the Maximum Price paid for a share of Series D Preferred Stock, divided by the Market Price of the Common Stock, as that term is defined in Section 3(g) below. In the event that a conversion results in a partial common share, the partial common share shall be rounded up or rounded down per standard mathematics.

For example: Investor XYZ purchased 10 shares of Series D Preferred Stock and the Maximum Price at the time of the Investor's conversion is $ 1.00 per share, and the Investor now converts all 10 shares into shares of the Common Stock. For this example, the Market Price of the Common Stock (as defined in Section 3(g) below) at the time of conversion is $0.01 per share.

Investor XYZ may convert the 10 shares of Series D Preferred Stock into the number of shares of Common Stock equal to the Maximum Price paid for the shares ($1 each, for a total of $10), multiplied by 200%, and then divided by the Market Price of the Common Stock at the time of conversion (which is $0.01 in this example).

200% of $10 = $20

$20 divided by $0.01 = 2,000

Therefore, where Investor XYZ converts 10 shares, which at the time of his conversion have a Maximum Price of $1.00 per share, and at which time the Market Price of the Common Stock is $0.01, then the number of shares of the Common Stock which Investor XYZ may receive in exchange for the 10 shares of Series D Preferred Stock, is 2,000 (200 common shares for every 1 share of Series D Preferred Stock).

(c) Promptly, but in no event later than five (5) business days after notification of conversion from the holder, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series D Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was

issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel provided by the holder. The Common Stock shall be issued in the same name as the person who is the holder of the Series D Preferred Stock unless, in the opinion of counsel provided by the holder, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

(d) All shares of Common Stock delivered upon conversion of the Series D Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the date of conversion, such converted Series D Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(e) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series D Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series D submitting such conversion notice.

(f) Upon any forward or reverse split of the shares of the Common Stock of the Corporation, a forward or reverse split of the Common Stock of the Corporation shall have no impact on the conversion rate or ratio or formula as described in paragraphs (a) and (b) above.

(g) The Market Price of the Common Stock is defined as the average closing market (last trade) price per share of the Common Stock of the Corporation for the five most recently completed trading sessions.

4 VOTING RIGHTS.

(a) For matters in which Nevada law restricts voting only to those shares of this series of Preferred Stock, or only to the shares of the Preferred Stock class as a whole, each share of Series D Preferred Stock shall have one (1) vote.

(b) For all other matters in which shares of Series D Preferred Stock are legally permitted to vote, the shares of Series D Preferred Stock shall have no voting rights.

5 DIVIDENDS.

The holders of Series D Preferred Stock shall be entitled to receive dividends when,

as and if declared by the Board of Directors, in its sole discretion, except that, upon any declaration of a dividend, the amount of dividend payable to the holders of Series D Preferred Stock, if any, shall be determined by the Board of Directors, with the limitation that no more than one percent (1%) of the total aggregate value of the dividend may be payable to the holders of Series D Preferred Stock.

6 LIQUIDATION RIGHTS.

Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of the Series D Preferred Stock shall receive such distributions as determined by majority vote of the Board of Directors, however no more than one percent (1%) of the total aggregate value of the distribution may be payable to the holders of Series D Preferred Stock.

7 NOTICES OF RECORD DATE.

Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Series D Preferred Stock of the Company, to be given to the holders of shares of Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

8 SEVERABILITY.

If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

9 MODIFICATION AMENDMENT OR WAIVER.

The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series D Preferred Stock, voting as a separate class. Any right or preference of the Series D Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series D Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 9, each share of Series D Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this 10th day of February, 2020.

InnerScope Hearing Technologies, Inc.

By: ______________________________

Print Name: Matthew Moore

Title: CEO

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200476704
Secretary of State	Filed On 02/12/2020 04:44:30 AM
State Of Nevada	Number of Pages 6

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

- [x] Certificate of Designation
- [ ] Certificate of Amendment to Designation - Before Issuance of Class or Series
- [ ] Certificate of Amendment to Designation - After Issuance of Class or Series
- [ ] Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: INNERSCOPE HEARING TECHNOLOGIES, INC. Entity or Nevada Business Identification Number (NVID): NV20121380584
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 02/12/2020 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series C Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Barry Hollander Signature of Officer Date: 02/12/2020

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200476704
Secretary of State State Of Nevada	Filed On 02/12/2020 04:44:30 AM
	Number of Pages 6

CERTIFICATE OF DESIGNATI[illegible] PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF SERIES C PREFERRED STOCK OF INNERSCOPE HEARING TECHNOLOGIES, INC.

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Series C Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Series C Preferred Stock on the following terms and with the provisions herein set forth:

1 DESIGNATION.

Ten million (10,000,000) shares of Series C Preferred Stock, par value $0.0001 per share, are authorized pursuant to this Certificate of Designations (the "Series C Preferred Stock").

2 PRICE.

The price of each share of Series C Preferred Stock shall be set by the Board of Directors at a meeting or through an action without meeting, and may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed by a majority Board vote at an Action Without Meeting of the Board, until such time as a listed secondary and/or listed public market develops for the shares of Series C Preferred Stock.

3 CONVERSION RIGHTS.

(a) The conversion rights are derived from this principle: Each share of Series C Preferred Stock is to be convertible into the number of shares of the Common Stock that together have a market value of precisely three times (300%) the maximum price any investor paid for a single share of Series C Preferred Stock as set by the Board of Directors per Section 2 above (referred to as the "Maximum Price"). For example, if the Maximum Price an investor paid is $1.00 for one share of Series C Preferred Stock, then any investor upon conversion would receive $3.00 worth of Common Stock. The Maximum Price is only valid for any particular investor at the time of the investor's conversion and may not be calculated retroactively, if the Maximum Price increases after an investor has completed a conversion.

The exact number of common shares issued as a result of the conversion would depend on the market price of the common stock (as described more precisely in paragraph (b) below) but the total market value of the common shares would always be equal to three times (300%) the Maximum Price.

(b) Based on the principle described in paragraph (a) above, the conversion formula is as follows:

Each share of Series C Preferred Stock shall be convertible, at any time at the sole election of the holder, into the number of shares of the Common Stock that together are equal to 300% of the Maximum Price paid for a share of Series C Preferred Stock, divided by the Market Price of the Common Stock, as that term is defined in Section 3(g) below. In the event that a conversion results in a partial common share, the partial common share shall be rounded up or rounded down per standard mathematics.

For example: Investor XYZ purchased 10 shares of Series C Preferred Stock and the Maximum Price at the time of the Investor's conversion is $1.00 per share, and the Investor now converts all 10 shares into shares of the Common Stock. For this example, the Market Price of the Common Stock (as defined in Section 3(g) below) at the time of conversion is $0.01 per share.

Investor XYZ may convert the 10 shares of Series C Preferred Stock into the number of shares of Common Stock equal to the Maximum Price paid for the shares ($1 each, for a total of $10), multiplied by 300%, and then divided by the Market Price of the Common Stock at the time of conversion (which is $0.01 in this example).

300% of $10 = $30

$30 divided by $0.01 = 3,000

Therefore, where Investor XYZ converts 10 shares, which at the time of his conversion have a Maximum Price of $1.00 per share, and at which time the Market Price of the Common Stock is $0.01, then the number of shares of the Common Stock which Investor XYZ may receive in exchange for the 10 shares of Series C Preferred Stock, is 3,000 (300 common shares for every 1 share of Series C Preferred Stock).

(c) Promptly, but in no event later than five (5) business days after notification of conversion from the holder, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series C Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so

registered, or an exemption from registration is available, in the opinion of counsel provided by the holder. The Common Stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless, in the opinion of counsel provided by the holder, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

(d) All shares of Common Stock delivered upon conversion of the Series C Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the date of conversion, such converted Series C Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(e) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series C submitting such conversion notice.

(f) Upon any forward or reverse split of the shares of the Common Stock of the Corporation, a forward or reverse split of the Common Stock of the Corporation shall have no impact on the conversion rate or ratio or formula as described in paragraphs (a) and (b) above.

(g) The Market Price of the Common Stock is defined as the average closing market (last trade) price per share of the Common Stock of the Corporation for the five most recently completed trading sessions.

4 VOTING RIGHTS.

(a) For matters in which Nevada law restricts voting only to those shares of this series of Preferred Stock, or only to the shares of the Preferred Stock class as a whole, each share of Series C Preferred Stock shall have one (1) vote.

(b) For all other matters in which shares of Series C Preferred Stock are legally permitted to vote, the shares of Series C Preferred Stock shall have no voting rights.

5 DIVIDENDS.

The holders of Series C Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion, except that, upon

any declaration of a dividend, the amount of dividend payable to the holders of Series C Preferred Stock, if any, shall be determined by the Board of Directors, with the limitation that no more than one percent (1%) of the total aggregate value of the dividend may be payable to the holders of Series C Preferred Stock.

6 LIQUIDATION RIGHTS.

Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of the Series C Preferred Stock shall receive such distributions as determined by majority vote of the Board of Directors, however no more than one percent (1%) of the total aggregate value of the distribution may be payable to the holders of Series C Preferred Stock.

7 NOTICES OF RECORD DATE.

Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Series C Preferred Stock of the Company, to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

8 SEVERABILITY.

If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

9 MODIFICATION AMENDMENT OR WAIVER.

The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series C Preferred Stock, voting as a separate class. Any right or preference of the Series C Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series C Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 9, each share of Series C Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this 10th day of February, 2020.

InnerScope Hearing Technologies, Inc.

By: ______________________________

Print Name: Matthew Moore

Title: CEO

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200474330
Secretary of State State Of Nevada	Filed On 02/11/2020 08:32:01 AM
	Number of Pages 1

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☑ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: INNERSCOPE HEARING TECHNOLOGIES, INC. Entity or Nevada Business Identification Number (NVID): NV20121380584
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Certificate of Designation Date of Designation: 06/04/2018 No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Barry Hollander Signature of Officer Date: 02/10/2020

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20200452672
Secretary of State State Of Nevada	Filed On 1/30/2020 2:37:00 PM
	Number of Pages 7

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: InnerScope Hearing Technologies, Inc

Entity or Nevada Business Identification Number (NVID): NV20121380584

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☒ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 01/30/2020 Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) First paragraph of Article IV is amended and restated per the attached (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] — CEO Signature of Officer or Authorized Signer — Title X ____________ — ____________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

INNERSCOPE HEARING TECHNOLOGIES, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), INNERSCOPE HEARING TECHNOLOGIES, INC., a Nevada corporation (the "Corporation"), and entity number E0325382012-4, hereby amends and restates its Articles of Incorporation as follows:

ARTICLE I

The name of the corporation is **INNERSCOPE HEARING TECHNOLOGIES, INC.** (the "Corporation").

ARTICLE II

The name of the Corporation's Commercial Registered Agent is InCorp Services, Inc.

ARTICLE III

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under Nevada General Corporation Law, Chapter 78 of the Nevada Revised Statutes. The Corporation also shall have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

ARTICLE IV

The total number of shares of Common Stock which this corporation shall have authority to issue is 15,000,000,000 consisting of (i) 14,975,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and (ii) 25,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

(a) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes ("N.R.S.") (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title;

(ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) Dates on which dividends, if any, shall be payable;

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(xi) The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii) Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the general corporation law of the State of Nevada, and applicable law.

The prior designation of Series B Preferred Stock filed with the Nevada Secretary of State on June 4, 2018, is hereby ratified and shall continue to be designation of the corporation's Series B Preferred Stock after the filing of these amended and restated articles of incorporation of the corporation.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e) Provisions that permit the Corporation to redeem or exchange such rights.

(f) The appointment of a rights agent with respect to such rights.

ARTICLE VI

(a) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b) Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VIII

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an

inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Except as may be expressly provided in these Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E0325382012-4
	Filing Number 20190305955
	Filed On 11/25/2019 06:30:42 AM
	Number of Pages 4

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation

☐ Certificate of Amendment to Designation - Before Issuance of Class or Series

☑ Certificate of Amendment to Designation - After Issuance of Class or Series

☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: INNERSCOPE HEARING TECHNOLOGIES, INC. Entity or Nevada Business Identification Number (NVID): NV20121380584
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 11/25/2019 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series B Preferred Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☑ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Barry Hollander Signature of Officer Date: 11/25/2019

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20190305955
Secretary of State State Of Nevada	Filed On 11/25/2019 06:30:42 AM
	Number of Pages 4

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF SERIES B PREFERRED STOCK OF INNERSCOPE HEARING TECHNOLOGIES, INC.

Pursuant to Section 78.1995 of the
Nevada Revised Statutes

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Stautes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Super Voting Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Super Voting Preferred Stock on the following terms and with the provisions herein set forth:

(1). Designation and Number of Shares. Of the 25,000,000 shares of preferred stock, $0.0001 par value per share ("***Preferred Stock***"), authorized pursuant to Article IV of the Articles of Incorporation, 1,800,000 shares are hereby designated as Series B Preferred Stock, par value $0.0001 per share (the "***Super Voting Preferred Stock***").

(2). Conversion.

(a) Conversion. The Super Voting Preferred Stock has no conversion rights.

(3). Voting Rights. The holders of record of shares of Super Voting Preferred Stock shall be entitled to the following voting rights:

(a) Those voting rights required by applicable law; and

(b) The right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. Each share of Super Voting Preferred Stock will entitle the holder to 1,000 votes.

(c) Whenever holders of Super Voting Preferred Stock are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken and signed by the holders of the outstanding shares of Super Voting Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all such shares entitled to vote thereon were present and voted. Each share of the Super Voting Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Super Voting Preferred Stock, as set forth in this Section 7(c).

(4). No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Super Voting Preferred Stock against impairment.

(5). Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Corporation shall mail to each holder of Super Voting Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(6). Notices. Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Super Voting Preferred Stock of the Company, to be given to the holders of shares of Super Voting Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

(7). Severability. If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

(8). Modification: Amendment or Waiver. The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series B Preferred Stock, voting as a separate class. Any right or preference of the Series B Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series B Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 9, each share of Series B Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Amended and Restated Certificate of Designation to be duly executed in its corporate name on this 21st day of November, 2019.

InnerScope Hearing Technologies, Inc.

By: ______________________________

Print Name: Matthew Moore

Title: CEO

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20190118971
Secretary State Of Nevada	Filed On 8/26/2019 4:34:00 PM
	Number of Pages 7

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: InnerScope Hearing Technologies, Inc.

Entity or Nevada Business Identification Number (NVID): NV20121380584

2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)

☒ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 08/26/2019 Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) First Paragraph of Article IV is amended and restated per the attached (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Chairman Signature of Officer or Authorized Signer Title X [signature] CEO Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

INNERSCOPE HEARING TECHNOLOGIES, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), INNERSCOPE HEARING TECHNOLOGIES, INC., a Nevada corporation (the "Corporation"), and entity number E0325382012-4, hereby amends and restates its Articles of Incorporation as follows:

ARTICLE I

The name of the corporation is **INNERSCOPE HEARING TECHNOLOGIES, INC.** (the "Corporation").

ARTICLE II

The name of the Corporation's Commercial Registered Agent is InCorp Services, Inc.

ARTICLE III

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under Nevada General Corporation Law, Chapter 78 of the Nevada Revised Statutes. The Corporation also shall have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

ARTICLE IV

The total number of shares of Common Stock which this corporation shall have authority to issue is 1,000,000,000 consisting of (i) 975,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and (ii) 25,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

(a) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes ("N.R.S.") (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title;

(ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) Dates on which dividends, if any, shall be payable;

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(xi) The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii) Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the general corporation law of the State of Nevada, and applicable law.

The prior designation of Series B Preferred Stock filed with the Nevada Secretary of State on June 4, 2018, is hereby ratified and shall continue to be designation of the corporation's Series B Preferred Stock after the filing of these amended and restated articles of incorporation of the corporation.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e) Provisions that permit the Corporation to redeem or exchange such rights.

(f) The appointment of a rights agent with respect to such rights.

ARTICLE VI

(a) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b) Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VIII

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an

inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Except as may be expressly provided in these Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090503

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20180348555-51
Secretary of State State Of Nevada	Filed On 08/06/2018
	Number of Pages 7

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation

(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:
InnerScope Hearing Technologies, Inc.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**
Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☒ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

Article 1 The name of the corporation is InnerScope Hearing Technologies, Inc.
Article 2 The name of the corporation's Commercial Registered Agent is InCorp Services, Inc.
Please see attached

4. Effective date and time of filing: (optional) Date: 08/03/2018 Time:
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

InnerScope Hearing Technologies, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 The name of the corporation is InnerScope Hearing Technologies, Inc.
Article 2 The name of the corporation's Commercial Registered Agent is InCorp Services, inc.

Please see attached

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99

4. Effective date and time of filing: (optional) Date: 08/03/2018 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

INNERSCOPE HEARING TECHNOLOGIES, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), INNERSCOPE HEARING TECHNOLOGIES, INC., a Nevada corporation (the "Corporation"), and entity number E0325382012-4, hereby amends and restates its Articles of Incorporation as follows:

ARTICLE I

The name of the corporation is **INNERSCOPE HEARING TECHNOLOGIES, INC.** (the "Corporation").

ARTICLE II

The name of the Corporation's Commercial Registered Agent is InCorp Services, Inc.

ARTICLE III

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under Nevada General Corporation Law, Chapter 78 of the Nevada Revised Statutes. The Corporation also shall have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

ARTICLE IV

The total number of shares of Common Stock which this corporation shall have authority to issue is 515,000,000 consisting of (i) 490,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and (ii) 25,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

(a) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes ("N.R.S.") (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title;

(ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) Dates on which dividends, if any, shall be payable;

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(xi) The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii) Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the general corporation law of the State of Nevada, and applicable law.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such

rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e) Provisions that permit the Corporation to redeem or exchange such rights.

(f) The appointment of a rights agent with respect to such rights.

ARTICLE VI

(a) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b) Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VIII

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Except as may be expressly provided in these Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Designation

(PURSUANT TO NRS 78.1955)

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20180252671-34
Secretary of State	Filed On 06/04/2018
State Of Nevada	Number of Pages 7

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

InnerScope Hearing Technologies, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Designation and Number of Shares. Of the 25,000,000 shares of preferred stock, $0.0001 par value per share ("Preferred Stock"), authorized pursuant to Article IV of the Articles of Incorporation, 900,000 shares are hereby designated as Series B Preferred Stock, par value $0.0001 per share (the "Super Voting Preferred Stock").

Please see attached

3. Effective date of filing: (optional) 5/30/18

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X Matthew Moore

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

**CERTIFICATE OF DESIGNATIONS,
PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF
SERIES B PREFERRED STOCK
OF
INNERSCOPE HEARING TECHNOLOGIES, INC.**

Pursuant to Section 78.1995 of the
Nevada Revised Statutes

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Stautes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Super Voting Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Super Voting Preferred Stock on the following terms and with the provisions herein set forth:

(1). Designation and Number of Shares. Of the 25,000,000 shares of preferred stock, $0.0001 par value per share ("***Preferred Stock***"), authorized pursuant to Article IV of the Articles of Incorporation, 900,000 shares are hereby designated as Series B Preferred Stock, par value $0.0001 per share (the "***Super Voting Preferred Stock***").

(2). Conversion.

(a) Conversion. The Super Voting Preferred Stock has no conversion rights.

(3). Voting Rights. The holders of record of shares of Super Voting Preferred Stock shall be entitled to the following voting rights:

(a) Those voting rights required by applicable law; and

(b) The right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. Each share of Super Voting Preferred Stock will entitle the holder to 1,000 votes.

(c) Whenever holders of Super Voting Preferred Stock are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken and signed by the holders of the outstanding shares of Super Voting Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all such shares entitled to vote thereon were present and voted. Each share of the Super Voting Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Super Voting Preferred Stock, as set forth in this Section 7(c).

M

(4). No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Super Voting Preferred Stock against impairment.

(5). Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Corporation shall mail to each holder of Super Voting Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(6). Notices. Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Super Voting Preferred Stock of the Company, to be given to the holders of shares of Super Voting Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

(7). Severability. If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

(8). Modification: Amendment or Waiver. The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series B Preferred Stock, voting as a separate class. Any right or preference of the Series B Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series B Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 9, each share of Series B Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this 1st day of June, 2018.

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InnerScope Hearing Technologies, Inc.

By: ______________________________

Print Name: Matthew Moore

Title: CEO

ACTION BY WRITTEN CONSENT OF
THE BOARD OF DIRECTORS
OF
INNERSCOPE HEARING TECHNOLOGIES, INC.

The undersigned, being all of the members of the board of directors of InnerScope Hearing Technologies, Inc. a Nevada corporation (the "Corporation"), pursuant to the provisions of Section 78.315 and 78.320 of the Nevada Revised Statutes, and in accordance with the requirements of the Corporation's Amended Articles of Incorporation and By-Laws, hereby approve and adopt the following recital and resolutions on May 31, 2018, in the following order without a meeting:

WHEREAS, the Company has neared the maximum shares of common stock authorized by and between the shares of common stock issued and outstanding and the number of shares reserved for the conversion of convertible promissory notes issued by the Company, and is desirous of having additional shares available for reserve for potential new lenders to the Company;

WHEREAS, Matthew Moore ("Matthew"), Mark Moore ("Mark") and Kimberly Moore ("Kim"), have each (Matthew, Mark and Kim are collectively referred to as the "Moores") agreed to return 6,340,000 shares of common stock to the Company in order to have additional shares available for issuance or for amending or creating new reserves;

WHEREAS, the Articles of Incorporation of the Corporation, as amended, authorizes the Board of Directors of the Corporation to issue up to twenty-five million (25,000,000) shares of preferred stock, par value $.0001 per share, issuable from time to time in one or more Series;

WHEREAS, the Board of Directors is authorized to fix the rights, terms and preferences and the number of shares constituting any series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to the designations of the Series A Preferred Stock and the Series B Preferred Stock, pursuant to the Certificate of Designations attached hereto and to designate Nine million five hundred ten thousand (9,510,000) shares to the Series A Preferred Stock and Nine hundred thousand (900,000) shares to the Series B Preferred Stock;

WHEREAS, Matthew, Mark and Kim have each agreed to accept 3,170,000 shares of Series A Preferred Stock in exchange for their respective shares of common stock;

WHEREAS, the Board of Directors of the Company has considered designating a series of preferred stock, the Series B Preferred Stock, pursuant to the Certificate of Designation attached hereto, and deeming such action advisable and in the best interests of the Corporation;

WHEREAS, the Board of Directors of the Company believe it is in the best interests of the Company to issue 300,000 shares each of Series B Preferred Stock to Matthew, Mark and Kim in consideration of concurrent cancellation of accrued payables of $45,000 in the aggregate of amounts owed to the Moores by the Company and other consideration including the company's failure to timely pay current and past salaries, the Moore's willingness to accrue unpaid payroll and non-reimbursement of business expenses without penalty or action for all unpaid amounts (the "Other Consideration") and deeming such issuance advisable and in the best interests of the Company to maintain the long term goals for sustainable economic success of the corporation, as the Board of Directors acknowledges and understands that the current direction of the Company requires significant expenditures so that the Company will be positioned to compete with industry competitors holding greater market share currently. The Board of Directors believes it is in the best interests of the Company to ensure that short term economic pressures do not compromise those long-term efforts, which will provide shareholders with greater return on investment potential.

NOW THEREFORE, BE IT RESOLVED, that the Series A Preferred Stock Certificate of Designation and the issuance of the Series A Shares are hereby approved, confirmed and adopted by the Directors and that the officers are instructed to take whatever action necessary to reflect the adoption of the Series A Preferred Stock Certificate of Designation, to file such Series A Preferred Stock Certificate of Designation with the Secretary of State of Nevada and to affect the issuance of the Series A Preferred Stock to Matthew, Mark and Kim; and that the Series A Shares will be fully paid and non-assessable upon their issuance; and it is

FURTHER RESOLVED, that the Series B Preferred Stock Certificate of Designation and the issuance of the Series B Shares are hereby approved, confirmed and adopted by the Directors and that the officers are instructed to take whatever action necessary to reflect the adoption of the Series B Preferred Stock Certificate of Designation, to file such Series B Preferred Stock Certificate of Designation with the Secretary of State of Nevada and to affect the issuance of the Series B Preferred Stock to Matthew, Mark and Kim; and that the Series B Shares will be fully paid and non-assessable upon their issuance; and that it is

FURTHER RESOLVED, that the Board of Directors of the Corporation be, and the same hereby is authorized, empowered and directed in the name and on behalf of the Corporation and under its corporate seal and otherwise, and without further vote or action by the shareholders of the Corporation, to take any and all such action as such directors, in the exercise of their considered business judgment, deem reasonable and necessary to effectuate the above, and that it is

FURTHER RESOLVED, that the Officers of the Corporation be and they hereby are, empowered and directed in the name and on behalf of the Corporation and under its corporate seal and otherwise to take any and all such action, to execute and deliver any and all such documents required to effectuate the above, and to execute and deliver such additional documents and make such additional alterations and modifications as are necessary and desirable to carry out and give effect to these resolutions.

DIRECTORS:

Mark Moore, Chairman

Kimberly Moore, Director

Matthew Moore, Director

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20180252669-91
Secretary of State State Of Nevada	Filed On 06/04/2018
	Number of Pages 9

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

InnerScope Hearing Technologies, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Designation and Number of Shares. Of the 25,000,000 shares of preferred stock, $0.0001 par value per share ("Preferred Stock"), authorized pursuant to Article IV of the Articles of Incorporation, 9,510,000 shares are hereby designated as Series A Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock").

Please see attached

3. Effective date of filing: (optional) 5/30/18

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X *Matthew Moore*

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATIONS,
PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF
SERIES A PREFERRED STOCK
OF
INNERSCOPE HEARING TECHNOLOGIES, INC.

Pursuant to Section 78.1995 of the
Nevada Revised Statutes

RESOLVED, that Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation, as amended (the "***Articles of Incorporation***"), and in accordance with the provisions of Section 78.1955 of the Nevada Revised Stautes, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Series A Preferred Stock;

RESOLVED, that the Corporation is authorized to issue Series A Preferred Stock on the following terms and with the provisions herein set forth:

(1). Designation and Number of Shares. Of the 25,000,000 shares of preferred stock, $0.0001 par value per share ("***Preferred Stock***"), authorized pursuant to Article IV of the Articles of Incorporation, 9,510,000 shares are hereby designated as Series A Preferred Stock, par value $0.0001 per share (the "***Series A Preferred Stock***").

(2). Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of any other series of Preferred Stock that are in existence or may, from time to time, come into existence, the assets of the Corporation available for distribution to stockholders shall be distributed ratably among the holders of the Series A Preferred Stock and the Corporation's common stock, par value $0.0001 per share ("***Common Stock***"), with each outstanding share of the Series A Preferred Stock being entitled to receive an amount or value equal to the Conversion Rate (as defined below) multiplied by the amount to be distributed to one share of Common Stock.

(3). Redemption. The Series A Preferred Stock does not have any redemption rights.

(4). Dividends. The Series A Preferred Stock will not be entitled to dividends unless the Corporation pays cash dividends or dividends in other property to holders of outstanding shares of Common Stock, in which event, each outstanding share of the Series A Preferred Stock will be entitled to receive dividends of cash or property in an amount or value equal to the Conversion Rate multiplied by the amount paid in respect of one share of Common Stock. Any dividend payable to the Series A Preferred Stock will have the same record and payment date and terms as the dividend payable on the Common Stock.

(5). Mandatory Conversion.

(a) Conversion. At such time as the Corporation files an amendment ("***Amendment***") to its Articles of Incorporation with the Secretary of State of the State of Nevada effecting an

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increase in the number of authorized shares of the Common Stock so that the Corporation has a sufficient number of authorized and unissued shares of Common Stock so as to permit the conversion of all outstanding shares of the Series A Preferred Stock into Common Stock, then upon the filing and acceptance of the Amendment, whether by amendment or restatement, all the outstanding shares of Series A Preferred Stock will immediately and automatically convert into shares of Common Stock without any notice or action required on the part of the Corporation or the holder ("***Mandatory Conversion***"). At the consummation of the Mandatory Conversion, the holders of Series A Preferred Stock will be entitled to receive Common Stock at the conversion rate of 2 shares of fully paid and non-assessable Common Stock for 1 share of Series A Preferred Stock ("***Conversion Rate***").

(b) Obligation. The Corporation agrees that it shall in good faith, promptly, take any and all such corporate action as may, in the opinion of its counsel, be necessary to effect the Reverse Split and to expeditiously effect the conversion of all outstanding shares of the Series A Preferred Stock to shares of Common Stock, including, without limitation, use its reasonable best efforts to obtain the requisite stockholder approval of any necessary amendment to the Articles of Incorporation to achieve the foregoing.

(c) Conversion Procedure. The Corporation shall use commercially reasonable efforts to issue or cause its transfer agent to issue the Common Stock issuable upon the Mandatory Conversion as soon as practicable after the Mandatory Conversion. The Corporation shall bear the cost associated with the issuance of the Common Stock issuable upon the Mandatory Conversion. The Common Stock issuable upon the Mandatory Conversion shall be issued with a restrictive legend indicating that it was issued in a transaction which is exempt from registration under the Securities Act of 1933, as amended ("***Securities Act***"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock issuable upon the Mandatory Conversion shall be issued in the same name as the person who is the holder of the Series A Preferred Stock unless, in the opinion of counsel to the Corporation, a change of name and such transfer can be made in compliance with applicable securities laws. The person in whose name the certificates of Common Stock are so recorded and other securities issuable upon the Mandatory Conversion shall be treated as a common stockholder of the Corporation at the close of business on the date of the Mandatory Conversion. The certificates representing the Series A Preferred Stock shall be cancelled, on the date of the Mandatory Conversion.

(6). Adjustments to Conversion Rate and Reorganization. The Conversion Rate for the number of shares of Common Stock into which the Series A Preferred Stock shall be converted on a Mandatory Conversion shall be subject to adjustment from time to time as hereinafter set forth:

(a) Stock Dividends, Recapitalization, Reclassification, Split-Ups. If, prior to the date of the Mandatory Conversion, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the Conversion Rate will be adjusted so that the number of shares of Common Stock issuable on the Mandatory Conversion shall be increased in proportion to such increase in outstanding shares of Common Stock.

(b) Aggregation of Shares. If prior to or on the date of the Mandatory Conversion, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event (including the Reverse Split), then, upon the effective date thereof, the number of shares of Common Stock issuable on the Mandatory Conversion of the Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(c) Change Resulting from Reorganization or Change in Par Value, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock which solely affects the par value of the shares of Common Stock, or in the case of any merger or consolidation of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Corporation as an entirety or substantially as an entirety in connection with which the Corporation is dissolved, the holders of Series A Preferred Stock shall have the right thereafter (until the Mandatory Conversion or its equivalent) to receive upon the conversion of the Series A Preferred Stock the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a holder of the number of shares of Common Stock into which the Series A Preferred Stock is convertible immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock, then such adjustment also shall be made.

(d) Successive Changes. The provisions of this Section shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

(7). Voting Rights. The holders of record of shares of Series A Preferred Stock shall be entitled to the following voting rights:

(a) Those voting rights required by applicable law; and

(b) The right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. Each share of Series A Preferred Stock will carry a number of votes equal to the number of shares of Common Stock issuable based on the then applicable Conversion Rate.

(c) Whenever holders of Series A Preferred Stock are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken and signed by the holders of the outstanding shares of Series A Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all such shares entitled to vote thereon were present and voted. Each share of the Series A Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Series A Preferred Stock, as set forth in this Section 7(c).

(8). No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

(9). No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. The number of shares issuable upon conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(10). Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(11). Notices. Any notice required by the provisions of this Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of Series A Preferred Stock of the Company, to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

(12). Return of Status as Authorized Shares. Upon the Mandatory Conversion or any other redemption or extinguishment of the Series A Preferred Stock, the shares converted, redeemed or extinguished will be automatically returned to the status of authorized and unissued shares of Preferred Stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation.

(13). Severability. If any term of this Certificate of Designation is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of this Certificate of Designation as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of this Certificate of Designation will be deemed dependent upon any other such term unless so expressed in this Certificate of Designation.

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(14). Modification: Amendment or Waiver. The terms of this Certificate of Designation shall not be amended, waived, altered or repealed without the affirmative vote of the holders of a majority of the voting power of the Series A Preferred Stock, voting as a separate class. Any right or preference of the Series A Preferred Stock set forth in this Certificate of Designation may be waived pursuant to a written instrument signed by the holders of a majority of the voting power of the outstanding shares of Series A Preferred Stock, voting as a separate class, which written instrument shall specifically set forth the right or preference being waived and the extent of such waiver. For the purposes of this Section 9, each share of Series A Preferred Stock shall have one (1) vote per share.

IN WITNESS WHEREOF, InnerScope Hearing Technologies, Inc. has caused this Certificate of Designation to be duly executed in its corporate name on this [1] day of June, 2018.

InnerScope Hearing Technologies, Inc.

By: [signature]

Print Name: Matthew Moore

Title: CEO

ACTION BY WRITTEN CONSENT OF
THE BOARD OF DIRECTORS
OF
INNERSCOPE HEARING TECHNOLOGIES, INC.

The undersigned, being all of the members of the board of directors of InnerScope Hearing Technologies, Inc. a Nevada corporation (the "Corporation"), pursuant to the provisions of Section 78.315 and 78.320 of the Nevada Revised Statutes, and in accordance with the requirements of the Corporation's Amended Articles of Incorporation and By-Laws, hereby approve and adopt the following recital and resolutions on May 31, 2018, in the following order without a meeting:

WHEREAS, the Company has neared the maximum shares of common stock authorized by and between the shares of common stock issued and outstanding and the number of shares reserved for the conversion of convertible promissory notes issued by the Company, and is desirous of having additional shares available for reserve for potential new lenders to the Company;

WHEREAS, Matthew Moore ("Matthew"), Mark Moore ("Mark") and Kimberly Moore ("Kim"), have each (Matthew, Mark and Kim are collectively referred to as the "Moores") agreed to return 6,340,000 shares of common stock to the Company in order to have additional shares available for issuance or for amending or creating new reserves;

WHEREAS, the Articles of Incorporation of the Corporation, as amended, authorizes the Board of Directors of the Corporation to issue up to twenty-five million (25,000,000) shares of preferred stock, par value $.0001 per share, issuable from time to time in one or more Series;

WHEREAS, the Board of Directors is authorized to fix the rights, terms and preferences and the number of shares constituting any series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to the designations of the Series A Preferred Stock and the Series B Preferred Stock, pursuant to the Certificate of Designations attached hereto and to designate Nine million five hundred ten thousand (9,510,000) shares to the Series A Preferred Stock and Nine hundred thousand (900,000) shares to the Series B Preferred Stock;

WHEREAS, Matthew, Mark and Kim have each agreed to accept 3,170,000 shares of Series A Preferred Stock in exchange for their respective shares of common stock;

WHEREAS, the Board of Directors of the Company has considered designating a series of preferred stock, the Series B Preferred Stock, pursuant to the Certificate of Designation attached hereto, and deeming such action advisable and in the best interests of the Corporation;

WHEREAS, the Board of Directors of the Company believe it is in the best interests of the Company to issue 300,000 shares each of Series B Preferred Stock to Matthew, Mark and Kim in consideration of concurrent cancellation of accrued payables of $45,000 in the aggregate of amounts owed to the Moores by the Company and other consideration including the company's failure to timely pay current and past salaries, the Moore's willingness to accrue unpaid payroll and non-reimbursement of business expenses without penalty or action for all unpaid amounts (the "Other Consideration") and deeming such issuance advisable and in the best interests of the Company to maintain the long term goals for sustainable economic success of the corporation, as the Board of Directors acknowledges and understands that the current direction of the Company requires significant expenditures so that the Company will be positioned to compete with industry competitors holding greater market share currently. The Board of Directors believes it is in the best interests of the Company to ensure that short term economic pressures do not compromise those long-term efforts, which will provide shareholders with greater return on investment potential.

NOW THEREFORE, BE IT RESOLVED, that the Series A Preferred Stock Certificate of Designation and the issuance of the Series A Shares are hereby approved, confirmed and adopted by the Directors and that the officers are instructed to take whatever action necessary to reflect the adoption of the Series A Preferred Stock Certificate of Designation, to file such Series A Preferred Stock Certificate of Designation with the Secretary of State of Nevada and to affect the issuance of the Series A Preferred Stock to Matthew, Mark and Kim; and that the Series A Shares will be fully paid and non-assessable upon their issuance; and it is

FURTHER RESOLVED, that the Series B Preferred Stock Certificate of Designation and the issuance of the Series B Shares are hereby approved, confirmed and adopted by the Directors and that the officers are instructed to take whatever action necessary to reflect the adoption of the Series B Preferred Stock Certificate of Designation, to file such Series B Preferred Stock Certificate of Designation with the Secretary of State of Nevada and to affect the issuance of the Series B Preferred Stock to Matthew, Mark and Kim; and that the Series B Shares will be fully paid and non-assessable upon their issuance; and that it is

FURTHER RESOLVED, that the Board of Directors of the Corporation be, and the same hereby is authorized, empowered and directed in the name and on behalf of the Corporation and under its corporate seal and otherwise, and without further vote or action by the shareholders of the Corporation, to take any and all such action as such directors, in the exercise of their considered business judgment, deem reasonable and necessary to effectuate the above, and that it is

FURTHER RESOLVED, that the Officers of the Corporation be and they hereby are, empowered and directed in the name and on behalf of the Corporation and under its corporate seal and otherwise to take any and all such action, to execute and deliver any and all such documents required to effectuate the above, and to execute and deliver such additional documents and make such additional alterations and modifications as are necessary and desirable to carry out and give effect to these resolutions.

DIRECTORS:

Mark Moore, Chairman

Kimberly Moore, Director

Matthew Moore, Director

090503

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20170364026-71
Secretary of State State Of Nevada	Filed On 08/25/2017
	Number of Pages 7

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

<u>This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation</u>

(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:
InnerScope Advertising Agency, Inc.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**
Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☒ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

Article 1 The name of the corporation is InnerScope Hearing Technologies, Inc.
Article 2 The name of the corporation's Commercial Registered Agent is InCorp Services, Inc.
Please see attached

4. Effective date and time of filing: (optional) Date: 8/25/17 Time:
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1. Name of corporation:

InnerScope Advertising Agency, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 The name of the corporation is InnerScope Hearing Technologies, Inc.
Article 2 The name of the corporation's Commercial Registered Agent is InCorp Service, Inc.

Please see attached

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 93

4. Effective date and time of filing: (optional) Date: 08/25/2017 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

INNERSCOPE ADVERTISING AGENCY, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), INNERSCOPE ADVERTISING AGENY, INC., a Nevada corporation (the "Corporation"), and entity number E0325382012-4, hereby amends and restates its Articles of Incorporation as follows:

ARTICLE I

The name of the corporation is **INNERSCOPE HEARING TECHNOLOGIES, INC.** (the "Corporation").

ARTICLE II

The name of the Corporation's Commercial Registered Agent is InCorp Services, Inc.

ARTICLE III

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under Nevada General Corporation Law, Chapter 78 of the Nevada Revised Statutes. The Corporation also shall have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

ARTICLE IV

The total number of shares of Common Stock which this corporation shall have authority to issue is 250,000,000 consisting of (i) 225,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and (ii) 25,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

(a) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes ("N.R.S.") (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title;

(ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) Dates on which dividends, if any, shall be payable;

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(xi) The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii) Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the general corporation law of the State of Nevada, and applicable law.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such

rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e) Provisions that permit the Corporation to redeem or exchange such rights.

(f) The appointment of a rights agent with respect to such rights.

ARTICLE VI

(a) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b) Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VIII

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Except as may be expressly provided in these Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

090503

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20160477491-71
Secretary of State State Of Nevada	Filed On 10/31/2016
	Number of Pages 7

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:
Innerscope Advertising Agency, Inc.

2. The articles are: (mark only one box) ☐ Restated ☒ Amended and Restated
Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☒ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)
Article 1 The name of the corporation is Innerscope Advertising Agency, Inc.
Article 2 The name of the corporation's Commercial Registered Agent is InCorp Services, Inc.
Please see attached

4. Effective date and time of filing: (optional) Date: 10/28/16 Time:
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Innerscope Advertising Agency, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 The name of the corporation is Innerscope Advertising Agency, Inc. (the "Corporation")
Article 2 The name of the corporation's Commercial Registered Agent is InCorp Services, Inc.
Please see attached

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 93.7%

4. Effective date and time of filing: (optional) Date: 10/28/16 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

INNERSCOPE ADVERTISING AGENCY, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), INNERSCOPE ADVERTISING AGENY, INC., a Nevada corporation (the "Corporation"), and entity number E0325382012-4, hereby amends and restates its Articles of Incorporation as follows:

ARTICLE I

The name of the corporation is **INNERSCOPE ADVERTISING AGENCY, INC.** (the "Corporation").

ARTICLE II

The name of the Corporation's Commercial Registered Agent is InCorp Services, Inc.

ARTICLE III

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under Nevada General Corporation Law, Chapter 78 of the Nevada Revised Statutes. The Corporation also shall have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

ARTICLE IV

The total number of shares of Common Stock which this corporation shall have authority to issue is 250,000,000 consisting of (i) 225,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and (ii) 25,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"). The increase in the authorized shares of common stock is as a result of the resolution passed by the Company's Board of Directors authorizing the Company to issue two additional shares of common stock for every one share of common stock issued and outstanding to shareholders as October 28, 2016

(a) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes ("N.R.S.") (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such

series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title;

(ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) Dates on which dividends, if any, shall be payable;

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(xi) The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii) Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the general corporation law of the State of Nevada, and applicable law.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the

holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e) Provisions that permit the Corporation to redeem or exchange such rights.

(f) The appointment of a rights agent with respect to such rights.

ARTICLE VI

(a) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b) Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VIII

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an

inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Except as may be expressly provided in these Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of PreferredStock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090503

Filed in the Office of	Business Number E0325382012-4
Barbara K. Cegavske	Filing Number 20160346879-86
Secretary of State State Of Nevada	Filed On 08/03/2016
	Number of Pages 7

Certificate to Accompany Restated Articles or Amended and Restated Articles
(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:
Innerscope Advertising Agency, Inc.

2. The articles are: (mark only one box) ☐ Restated ☒ Amended and Restated
Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☒ Articles have been added.

☒ Articles have been deleted.

☒ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

Article 1 The name of the corporation is Innerscope Advertising Agency, Inc.
Article 2 The name of the corporation's Commercial Registered Agent is InCorp Services, Inc.
Please see attached

4. Effective date and time of filing: (optional) Date: 7/29/16 Time:
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Innerscope Advertising Agency, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 The name of the corporation is Innerscope Advertising Agency, Inc.
Article 2 The name of the corporation's Commercial Registered Agent is InCorp Services, Inc.

Please see attached

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 93.7%

4. Effective date and time of filing: (optional) Date: 7/29/16 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

INNERSCOPE ADVERTISING AGENCY, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), INNERSCOPE ADVERTISING AGENY, INC., a Nevada corporation (the "Corporation"), entity number E0325382012-4, hereby amends and restates its Articles of Incorporation as follows:

ARTICLE I

The name of the corporation is **INNERSCOPE ADVERTISING AGENCY, INC.** (the "Corporation").

ARTICLE II

The name of the Corporation's Commercial Registered Agent is InCorp Services, Inc.

ARTICLE III

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under Nevada General Corporation Law, Chapter 78 of the Nevada Revised Statutes. The Corporation also shall have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

ARTICLE IV

The total number of shares of Common Stock which this corporation shall have authority to issue is 100,000,000 consisting of (i) 75,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and (ii) 25,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

(a) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes ("N.R.S.") (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers,

preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title;

(ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) Dates on which dividends, if any, shall be payable;

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(xi) The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii) Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the general corporation law of the State of Nevada, and applicable law.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e) Provisions that permit the Corporation to redeem or exchange such rights.

(f) The appointment of a rights agent with respect to such rights.

ARTICLE VI

(a) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b) Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VIII

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Except as may be expressly provided in these Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the Office of Secretary of State State Of Nevada	Business Number E0325382012-4
	Filing Number 20120421531-11
	Filed On 06/15/2012
	Number of Pages 6

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: INNERSCOPE ADVERTISING AGENCY, INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: INCORP SERVICES, INC.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 100000000 | Par value per share: $ 0.0001 | Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) MARK L. MOORE-SEE ATTACHED
Name
2281 LAVA RIDGE COURT, SU | ROSEVILLE | CA | 95661
Street Address | City | State | Zip Code

2) KIMBERLY A. MOORE-SEE ATTACHED
Name
2281 LAVA RIDGE COURT, SU | ROSEVILLE | CA | 95661
Street Address | City | State | Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

DAVID A. VALERIO, ESQUIRE
Name

X DAVID A. VALERIO, ESQUIRE
Incorporator Signature

PO BOX 4977 | AUBURN | CA | 95604
Address | City | State | Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X INCORP SERVICES, INC.
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

6/15/2012
Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	**INNERSCOPE ADVERTISING AGENCY, INC.**

FOREIGN NAME TRANSLATION:	**Not Applicable**

PURPOSE:	**ANY LEGAL PURPOSE**

REGISTERED AGENT NAME:	**INCORP SERVICES, INC.**
STREET ADDRESS:	**Not Applicable**
MAILING ADDRESS:	**Not Applicable**

ADDITIONAL	Directors/Trustees
Name: MARK L. MOORE	Name: KIMBERLY A. MOORE
Address: 2281 LAVA RIDGE COURT, SUITE 130	Address: 2281 LAVA RIDGE COURT, SUITE 130
City: ROSEVILLE	City: ROSEVILLE
State: CA	State: CA
Zip Code: 95661	Zip Code: 95661
Name: MATTHEW MOORE	
Address: 2281 LAVA RIDGE COURT	
City: ROSEVILLE	
State: CA	
Zip Code: 95661	

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Interscope Advertising Services, Inc.
Name of Represented Business Entity

I, InCorp Services, Inc. am a:
Name of Appointed Registered Agent OR Represented Entity Serving as Own Agent**

(complete only one)

a) X commercial registered agent listed with the Nevada Secretary of State,

b) noncommercial registered agent with the following address for service of process:

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

c) represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

and hereby state that on Jun 15, 2012 (Date) I accepted the appointment as registered agent for the above-named business entity.

X [signature] 6/15/12

Authorized Signature of R.A. or On Behalf of R.A. Company Date

*If changing Registered Agent when reinstating, officer's signature required.

X 6/18/12

Signature of Officer Date

INNERSCOPE ADVERTISING AGENCY, INC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

ARTICLE I

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Nevada General Corporation Law.

ARTICLE II

The Corporation is authorized to issue two classes of stock to be designated "Common Stock" and "Preferred Stock." The total number of shares of Common Stock that the Corporation is authorized to issue is Seventy Five Million (75,000,000) shares, with a par value of $0.0001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is Twenty Five Million (25,000,000) shares, with a par value of $0.0001 per share.

The Preferred Stock authorized by these Amended and Restated Articles of Incorporation may be issued from time to time in one or more series. The Board is expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series prior to or subsequent to the issue of shares in that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE III

The number of Directors constituting the Board of Directors shall be three (3). Such Directors shall so serve until the successor(s) thereto are elected and qualified pursuant to the Bylaws of the Corporation.

ARTICLE IV

No director or officer of the Corporation shall have any personal liability to the Corporation or its shareholders for damages resulting from breach of fiduciary duty by said director or officer unless such damages result from: (a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of Nevada General Corporation Law Chapter 78.300.

No amendment or repeal of this Article V applies to or has any effect on the liability or alleged liability of any officer or director of this Corporation for or with respect to any acts or omissions of the officer or director occurring prior to the amendment or repeal, except as otherwise required by law.

ARTICLE V

In furtherance and not in limitation of the rights, powers, privileges, and discretionary authority granted or conferred by Nevada General Corporation Law Chapter 78 or other statutes or laws of the State of Nevada, the Board of Directors is expressly authorized:

1. To make, amend, alter, or repeal the Bylaws of the Corporation.

2. To adopt from time to time bylaw provisions with respect to indemnification of directors, officers, employees, agents, and other persons as it shall deem expedient and in the best interests of the Corporation and to the extent permitted by law; and

3. To fix and determine designations, preferences, privileges, rights, and powers and relative, participating, optional, or other special rights, qualifications, limitations, or restrictions on the capital stock of the Corporation as provided by Nevada General Corporation Law Chapter 78.195, unless otherwise provided herein.

ARTICLE VI

The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of this Corporation.

ARTICLE VII

This Corporation is to have perpetual existence.

DATED: June 14, 2012

David A. Valerio, Incorporator

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Innerscope Advertising Services, Inc.
Name of Represented Business Entity

I, InCorp Services, Inc. am a:
Name of Appointed Registered Agent OR Represented Entity Serving as Own Agent*

(complete only one)

a) X commercial registered agent listed with the Nevada Secretary of State,

b) noncommercial registered agent with the following address for service of process:

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

c) represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

and hereby state that on Jun 15, 2012 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature] 6/15/12
Authorized Signature of R.A. or On Behalf of R.A. Company — Date

*If changing Registered Agent when reinstating, officer's signature required.

X 6/15/12
Signature of Officer — Date